Exhibit 99.2

Assured Guaranty Ltd.

Financial Supplement

Second Quarter 2005

June 30, 2005

Table of Contents
Assured Guaranty Ltd.
Selected Financial Highlights
Consolidated GAAP Income Statements
Consolidated GAAP Balance Sheets
Segment Consolidation
Financial Guaranty Direct Segment
Financial Guaranty Reinsurance Segment
Mortgage Guaranty Segment
Other Segment
Loss and LAE Reserves
Investment Portfolio
Financial Guaranty Profile
Non-Investment Grade Exposures
Closely Monitored Credits
Largest Exposures by Sector
Consolidated Capital and Claims Paying Resources
Summary Financial and Statistical Data

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (the “Company”) with the Securities and Exchange Commission, including our IPO prospectus dated April 22, 2004, our 10-Q’s dated March 31, 2004, June 30, 2004, September 30, 2004 and March 31, 2005 and our 10-K for the year ended December 31, 2004.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements.  For example, the Company’s forward-looking statements, such as its statements regarding PVP and present value of estimated installment premiums in force, could be affected by a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments in the world’s financial and capital markets, more severe losses or more frequent losses associated with products affecting the adequacy of the Company’s loss reserve, changes in regulation or tax laws, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, and changes in general economic conditions, as well as management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars and shares in millions except per share amounts)

	Quarter Ended June 30,		% Change versus	Six Months Ended June 30,		% Change versus
	2005	2004	2Q-04	2005	2004	YTD 2004
Gross written premiums (GWP) analysis:
Present value of financial guaranty & mortgage guaranty GWP (PVP) (a)	$57.9	$54.4	6%	$146.2	$159.5	-8%
Less: Installment premium PVP	38.3	31.6	21%	91.8	88.3	4%
Upfront financial guaranty & mortgage guaranty GWP	19.6	22.9	-14%	54.4	71.3	-24%
Plus: Upfront premium due to novations	(18.4)	—	NMF	(18.4)	—	NMF
Plus: Installment GWP	29.8	31.5	-6%	72.2	75.1	-4%
Financial guaranty & mortgage guaranty GWP	31.0	54.4	-43%	108.2	146.4	-26%
Plus: Other segment GWP	9.5	10.0	-5%	10.4	(83.6)	NMF
Total GWP	$40.5	$64.4	-37%	$118.6	$62.8	89%

Net income	$66.8	$43.1	55%	$111.1	$90.0	23%
Less: After-tax realized gains on investments	1.2	6.3	-81%	2.7	6.3	-57%
Less: After-tax unrealized (losses) gains on derivatives	(9.7)	9.0	NMF	(8.1)	12.1	NMF
Operating income (b)	$75.2	$27.9	170%	$116.6	$71.6	63%

Book value	$1,619.5	$1,421.9	14%	$1,619.5	$1,421.9	14%
Plus: Net unearned premium reserve less DAC, after-tax (1)	304.2	245.1	24%	304.2	245.1	24%
Plus: Net present value of installment premiums in-force, after-tax	300.6	261.8	15%	300.6	261.8	15%
Adjusted book value (c)	$2,224.3	$1,928.8	15%	$2,224.3	$1,928.8	15%

ROE, excluding AOCI	17.7%	12.4%		14.9%	13.2%
Less: After-tax realized gains on investments	0.3%	1.8%		0.4%	0.9%
Less: After-tax unrealized (losses) gains on derivatives	-2.6%	2.6%		-1.1%	1.8%
Operating ROE, excluding AOCI (b)	19.9%	8.0%		15.6%	10.5%

Per diluted share:
Net income	$0.90	$0.57	58%	$1.49	$1.20	24%
Less: After-tax realized gains on investments	0.02	0.08	-75%	0.04	0.08	-50%
Less: After-tax unrealized gains on derivatives	(0.13)	0.12	NMF	(0.11)	0.16	NMF
Operating income (b)	$1.02	$0.37	176%	$1.56	$0.95	64%

Book value	$21.63	$18.73	15%	$21.63	$18.73	15%
Plus: Net unearned premium reserve less DAC, after-tax (1)	4.06	3.23	26%	4.06	3.23	26%
Plus: Net present value of installment premiums in-force, after-tax	4.01	3.45	16%	4.01	3.45	16%
Adjusted book value (c)	$29.71	$25.40	17%	$29.71	$25.40	17%

Additional information:
Shares outstanding at the end of period	74.9	75.9	—	74.9	75.9	—
Weighted average basic shares outstanding	73.8	75.0	-2%	74.1	75.0	-1%
Weighted average diluted shares outstanding	74.1	75.0	-1%	74.5	75.0	-1%

Consolidated net debt service outstanding	$137,104	$132,527	3%	$137,104	$132,527	3%
Consolidated net par outstanding	94,867	91,350	4%	94,867	91,350	4%
Consolidated claims-paying resources	3,028	2,745	10%	3,028	2,745	10%

(1)  Unearned premium reserve (UPR) less pre-paid reinsurance premiums and deferred acquisition costs (DAC), all after-tax

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Consolidated GAAP Income Statements

(in millions, except per share amounts)

	Quarter Ended June 30,		% Change versus	Six Months Ended June 30,		% Change versus
	2005	2004	2Q-04	2005	2004	YTD 2004

Revenues
Gross written premiums	$40.5	$64.4	-37%	$118.6	$62.8	89%

Net written premiums	30.2	(29.9)	NMF	106.6	(36.8)	NMF

Net earned premiums	48.3	(9.3)	NMF	96.4	77.3	25%

Net investment income	23.7	23.5	1%	46.8	47.8	-2%
Other income	(0.2)	—	NMF	0.1	0.5	-80%
Total revenues	$71.8	$14.2	406%	$143.3	$125.6	14%

Expenses
Loss and loss adjustment expenses	(59.1)	(60.0)	-2%	(68.5)	(36.3)	89%
Profit commission expense	3.3	4.8	-31%	4.3	10.3	-58%
Acquisition costs	11.7	8.4	39%	21.9	21.5	2%
Other operating expenses	14.5	26.6	-45%	29.0	39.2	-26%
Other expenses	5.9	2.5	136%	9.2	5.6	64%
Total expenses	$(23.7)	$(17.6)	35%	$(4.1)	$40.4	NMF

Income before provision for income taxes	95.5	31.8	200%	147.4	85.3	73%

Total provision for income taxes	20.3	3.9	425%	30.8	13.8	124%

Operating income (b)	$75.2	$27.9	170%	$116.6	$71.6	63%

After-tax net realized gains on investments	1.2	6.3	-81%	2.7	6.3	-57%
After-tax unrealized (losses) gains on derivative instruments	(9.7)	9.0	NMF	(8.1)	12.1	NMF

Net income	$66.8	$43.1	55%	$111.1	$90.0	23%

Per diluted share
Operating income (b)	$1.02	$0.37	176%	$1.56	$0.95	64%
After-tax net realized gains on investments	0.02	0.08	-75%	0.04	0.08	-50%
After-tax unrealized (losses) gains on derivative instruments	(0.13)	0.12	NMF	(0.11)	0.16	NMF
Net income	$0.90	$0.57	58%	$1.49	$1.20	24%

Weighted average shares outstanding (in millions)
Basic shares outstanding	73.8	75.0	-2%	74.1	75.0	-1%
Plus: effect of options	0.2	—	NMF	0.1	—	NMF
Plus: effect of restricted stock	0.1	—	NMF	0.2	—	NMF
Diluted shares outstanding	74.1	75.0	-1%	74.5	75.0	-1%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of :
	June 30, 2005	December 31, 2004

Assets
Fixed maturity securities, at fair value	$2,076.8	$1,965.1
Short-term investments, at cost which approximates fair value	121.1	175.8
Total investments	2,197.9	2,140.9

Cash and cash equivalents	4.7	17.0
Accrued investment income	21.4	21.9
Deferred acquisition costs	188.2	186.4
Prepaid reinsurance premiums	13.8	15.2
Reinsurance recoverable on ceded losses	112.4	120.2
Loss recovery receivable	63.7	—
Premiums receivable	28.5	40.8
Goodwill	85.4	85.4
Unrealized gains on derivative financial instruments	34.5	43.9
Other assets	21.0	22.3
Total assets	$2,771.6	$2,694.0

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$530.2	$521.3
Reserves for losses and loss adjustment expenses	206.4	226.5
Profit commissions payable	45.4	61.7
Reinsurance balances payable	21.9	25.1
Current income taxes	28.4	—
Deferred income taxes	18.2	40.1
Funds held by Company under reinsurance contracts	53.8	50.8
Long-term debt	197.3	197.4
Other liabilities	50.5	43.7
Total liabilities	1,152.1	1,166.4

Shareholders’ equity
Common stock	0.7	0.8
Treasury stock	(7.9)	(7.9)
Additional paid-in capital	884.4	894.2
Unearned stock grant compensation	(10.1)	(6.7)
Retained earnings	674.8	568.3
Accumulated other comprehensive income	77.5	79.0
Total shareholders’ equity	1,619.5	1,527.6

Total liabilities and shareholders’ equity	$2,771.6	$2,694.0

Assured Guaranty Ltd.

Segment Consolidation (1 of 2)

(dollars in millions)

	Quarter Ended June 30, 2005
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
Public finance	$6.3	$15.8	$—	$22.1		$22.1
Structured finance	16.4	19.4	—	35.8		35.8
Total PVP	$22.7	$35.2	$—	$57.9		$57.9

Income statement:
Gross written premiums	$20.9	$8.2	$1.9	$31.0	$9.5	$40.5
Net written premiums	20.4	8.0	1.9	30.2	—	30.2

Net earned premiums	16.0	27.2	5.1	48.3	—	48.3

Loss and loss adjustment expenses	5.0	(64.1)	—	(59.1)	—	(59.1)
Profit commission expense	—	2.3	1.0	3.3	—	3.3
Acquisition costs	1.6	9.5	0.6	11.7	—	11.7
Operating expenses	8.4	5.7	0.4	14.5	—	14.5
Total underwriting expenses	$15.0	$(46.6)	$2.0	$(29.6)	$—	$(29.6)

Underwriting gain	$1.1	$73.8	$3.1	$77.9	$—	$77.9

Loss and loss adjustment expense ratio	31.3%	-235.7%	—	-122.4%		-122.4%
Expense ratio	62.2%	64.3%	39.6%	61.0%		61.0%
Combined ratio	93.5%	-171.4%	39.6%	-61.4%		-61.4%

	Quarter Ended June 30, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
PVP:
Public finance	$2.9	$31.2	$—	$34.1		$34.1
Structured finance	11.4	8.9	—	20.3		20.3
Total PVP	$14.4	$40.1	$—	$54.4		$54.4

Income statement:
Gross written premiums	$17.7	$35.8	$0.9	$54.4	$10.0	$64.4
Net written premiums	17.3	35.8	0.9	54.0	(84.0)	(29.9)

Net earned premiums	16.1	25.6	15.0	56.7	(66.0)	(9.3)

Loss and loss adjustment expenses	1.6	(0.9)	(3.3)	(2.6)	(57.4)	(60.0)
Profit commission expense	—	0.3	4.3	4.6	0.2	4.8
Acquisition costs	0.1	6.6	1.7	8.4	—	8.4
Operating expenses (2)	9.1	5.0	1.1	15.3	—	15.3
Total underwriting expenses	$10.8	$11.0	$3.8	$25.7	$(57.2)	$(31.5)

Underwriting gain (loss)	$5.3	$14.6	$11.2	$31.0	$(8.8)	$22.3

Loss and loss adjustment expense ratio	9.9%	-3.5%	-22.0%	-4.6%	87.0%	645.2%
Expense ratio	57.1%	46.5%	47.5%	50.0%	-0.3%	-306.8%
Combined ratio	67.0%	43.0%	25.5%	45.4%	86.7%	338.4%

(1) Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2) Excludes $11.3 million of operating expenses, related to accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Segment Consolidation (2 of 2)

(dollars in millions)

	Six Months Ended June 30, 2005
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP): (a)
Public finance	$7.9	$50.5	$—	$58.4		$58.4
Structured finance	52.2	22.5	13.1	87.8		87.8
Total PVP	$60.1	$73.0	$13.1	$146.2		$146.2

Income statement:
Gross written premiums	$44.7	$42.2	$21.3	$108.2	$10.4	$118.6
Net written premiums	43.5	42.0	21.3	106.6	—	106.6

Net earned premiums	36.4	50.2	9.7	96.4	—	96.4

Loss and loss adjustment expenses	3.5	(71.2)	0.2	(67.5)	(1.1)	(68.5)
Profit commission expense	—	2.3	2.0	4.3	—	4.3
Acquisition costs	3.1	17.6	1.1	21.9	—	21.9
Operating expenses	17.8	10.1	1.1	29.0	—	29.0
Total underwriting expenses	$24.3	$(41.2)	$4.4	$(12.4)	$(1.1)	$(13.4)

Underwriting gain	$12.1	$91.4	$5.3	$108.8	$1.1	$109.9

Loss and loss adjustment expense ratio	9.7%	-141.8%	2.1%	-70.0%		-71.1%
Expense ratio	57.1%	59.8%	43.3%	57.2%		57.2%
Combined ratio	66.8%	-82.0%	45.4%	-12.8%		-13.9%

	Six Months Ended June 30, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance(1)	Mortgage Guaranty	Total Financial Guaranty	Other	Total
PVP:
Public finance	$2.9	$77.0	$—	$79.9		$79.9
Structured finance	19.3	41.2	19.2	79.6		79.6
Total PVP	$22.2	$118.2	$19.2	$159.5		$159.5

Income statement:
Gross written premiums	$43.3	$88.2	$14.9	$146.4	$(83.6)	$62.8
Net written premiums	42.6	88.2	14.9	145.7	(182.5)	(36.8)

Net earned premiums	56.8	46.0	23.4	126.2	(48.9)	77.3

Loss and loss adjustment expenses	15.0	3.0	(4.5)	13.5	(49.9)	(36.3)
Profit commission expense	—	0.4	9.3	9.7	0.6	10.3
Acquisition costs	1.5	13.7	2.6	17.8	3.7	21.5
Operating expenses (2)	14.6	8.0	1.8	24.4	3.5	27.9
Total underwriting expenses	$31.1	$25.1	$9.2	$65.4	$(42.0)	$23.4

Underwriting gain (loss)	$25.7	$20.9	$14.3	$60.9	$(7.1)	$53.8

Loss and loss adjustment expense ratio	26.4%	6.5%	-19.2%	10.7%	102.0%	-47.0%
Expense ratio	28.3%	48.0%	58.3%	41.1%	-16.1%	77.2%
Combined ratio	54.7%	54.5%	39.1%	51.8%	85.9%	30.2%

(1)  Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2)  Excludes $11.3 million of operating expenses, related to accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	YTD 2004	YTD 2005
Present value of gross written premiums (PVP) (a)	$7.9	$14.4	$7.9	$39.6	$37.5	$22.7	$22.2	$60.1
less: Present value of installment premiums (a)	(7.9)	(14.4)	(7.9)	(33.9)	(35.8)	(17.6)	(22.2)	(53.4)
Upfront gross written premiums (GWP)	—	—	—	5.7	1.7	5.1	—	6.8
plus: Installment GWP	25.6	17.7	16.2	15.6	22.1	15.8	43.3	37.9
Financial guaranty direct GWP	$25.6	$17.7	$16.2	$21.3	$23.8	$20.9	$43.3	$44.7

Income statement:
Gross written premiums	$25.6	$17.7	$16.2	$21.3	$23.8	$20.9	$43.3	$44.7
Net written premiums	25.3	17.3	14.2	20.9	23.1	20.4	42.6	43.5
Net earned premiums:
Public finance	—	—	—	0.1	0.1	0.4	—	0.5
Structured finance	40.7	16.1	16.5	15.4	20.3	15.6	56.8	35.9
Total net earned premiums	40.7	16.1	16.5	15.5	20.4	16.0	56.8	36.4

Loss and loss adjustment expenses	13.4	1.6	(1.2)	1.0	(1.5)	5.0	15.0	3.5
Profit commission expense	—	—	—	—	—	—	—	—
Acquisition costs	1.4	0.1	1.4	1.6	1.5	1.6	1.5	3.1
Operating expenses (1)	5.5	9.1	8.5	8.6	9.4	8.4	14.6	17.8
Total expenses	$20.3	$10.8	$8.7	$11.3	$9.4	$15.0	$31.1	$24.3

Underwriting gain	$20.4	$5.3	$7.8	$4.2	$11.0	$1.1	$25.7	$12.1

Loss and loss adjustment expense ratio	32.9%	9.9%	-7.3%	6.5%	-7.1%	31.3%	26.4%	9.7%
Expense ratio	17.0%	57.1%	59.8%	66.3%	53.1%	62.2%	28.3%	57.1%
Combined ratio	49.9%	67.0%	52.5%	72.8%	46.0%	93.5%	54.7%	66.8%

(1)  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and present value of installment premiums in force adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (2 of 2)

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	YTD 2004	YTD 2005
PVP (a):
Public finance	$—	$2.9	$—	$5.7	$1.6	$6.3	$2.9	$7.9
Structured finance	7.9	11.4	7.9	33.9	35.9	16.4	19.3	52.2
Total	$7.9	$14.4	$7.9	$39.6	$37.5	$22.7	$22.2	$60.1

U.S.	$4.2	$11.1	$7.9	$34.6	$32.5	$21.2	$15.3	$53.7
Non-U.S.	3.7	3.2	—	5.0	4.9	1.5	6.9	6.4
Total	$7.9	$14.4	$7.9	$39.6	$37.5	$22.7	$22.2	$60.1

Par written:
Public finance	$—	$246	$508	$194	$77	$386	$246	$463
Structured finance	1,488	2,444	854	7,263	1,438	2,137	3,932	3,575
Total	$1,488	$2,691	$1,361	$7,457	$1,515	$2,524	$4,178	$4,038

U.S.	$1,435	$2,397	$854	$7,357	$1,250	$2,422	$3,832	$3,672
International	53	293	508	100	265	102	346	367
Total	$1,488	$2,691	$1,361	$7,457	$1,515	$2,524	$4,178	$4,038

Par outstanding:
Public finance	$2,112	$2,321	$2,852	$3,144	$3,146	$3,463	$2,321	$3,463
Structured finance	21,737	23,454	23,605	28,468	27,444	26,556	23,454	26,556
Total	$23,849	$25,775	$26,457	$31,612	$30,590	$30,019	$25,775	$30,019

Present value of installment premiums in force: (a)	$220.6	$219.7	$218.9	$231.0	$238.3	$216.4	$219.7	$216.4
Unearned premium reserve net of ceded reinsurance	16.0	17.1	14.7	20.3	23.0	27.0	17.1	27.0

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and present value of installment premiums in force adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)(1 of 2)

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	YTD 2004	YTD 2005
Present value of gross written premiums (PVP) (a)	$78.1	$40.1	$38.9	$35.7	$37.7	$35.2	$118.2	$73.0
less: Present value of installment premiums (a)	(40.0)	(17.2)	(14.5)	(11.6)	(17.8)	(20.7)	(57.2)	(38.4)
Upfront gross written premiums (GWP)	38.1	22.9	24.5	24.1	20.0	14.6	61.0	34.5
plus: Upfront premium due to novations (4)	—	—	—	—	—	(18.4)	—	(18.4)
plus: Installment GWP (2)	14.3	12.9	11.1	12.4	14.0	12.0	27.2	26.1
Financial guaranty reinsurance GWP	$52.4	$35.8	$35.6	$36.5	$34.0	$8.2	$88.2	$42.2

Income statement:
Gross written premiums	$52.4	$35.8	$35.6	$36.5	$34.0	$8.2	$88.2	$42.2
Net written premiums	52.4	35.8	35.6	36.3	34.0	8.0	88.2	42.0

Net earned premiums:
Scheduled net earned premiums	17.5	21.2	26.7	31.5	21.6	23.6	38.7	45.2
Net premiums earned from refundings	2.9	4.4	5.2	5.0	1.4	3.6	7.3	5.0
Total net earned premiums	20.4	25.6	31.9	36.5	23.0	27.2	46.0	50.2

Loss and loss adjustment expenses	3.9	(0.9)	10.8	1.6	(7.1)	(64.1)	3.0	(71.2)
Profit commission expense	0.1	0.3	(0.2)	0.9	—	2.3	0.4	2.3
Acquisition costs	7.1	6.6	12.1	13.0	8.1	9.5	13.7	17.6
Operating expenses (3)	3.0	5.0	4.7	4.8	4.4	5.7	8.0	10.1
Total expenses	$14.1	$11.0	$27.4	$20.2	$5.4	$(46.6)	$25.1	$(41.2)

Underwriting gain	$6.3	$14.6	$4.5	$16.2	$17.6	$73.8	$20.9	$91.4

Loss and loss adjustment expense ratio	19.1%	-3.5%	33.9%	4.4%	-30.9%	-235.7%	6.5%	-141.8%
Expense ratio	50.0%	46.5%	51.9%	51.1%	54.3%	64.3%	48.0%	59.8%
Combined ratio	69.1%	43.0%	85.8%	55.5%	23.4%	-171.4%	54.5%	-82.0%

(1)  Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

(2)  Installment gross written premiums includes the reclassification of certain deals originally recorded as installment that were discovered during 3Q-04 to be upfront premiums.  As a result, prior period amounts have been restated.  This reclass had an immaterial impact on our QTD and YTD results of operations and financial condition.

(3)  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

(4)  Relates to reassumption by FSA of approximately $820 million par value of healthcare related business.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and present value of installment premiums in force adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment (1)(2 of 2)

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	YTD 2004	YTD 2005
PVP (a):
Public finance	$45.8	$31.2	$33.9	$26.4	$34.7	$15.8	$77.0	$50.5
Structured finance	32.3	8.9	5.0	9.3	3.1	19.4	41.2	22.5
Total	$78.1	$40.1	$38.9	$35.7	$37.7	$35.2	$118.2	$73.0

Par written:
Public finance	$1,932	$1,590	$2,262	$1,443	$2,206	$98	$3,522	$2,304
Structured finance	1,154	629	507	861	1,718	893	1,783	2,611
Total	$3,086	$2,219	$2,769	$2,304	$3,924	$991	$5,305	$4,915

Par outstanding:
Public finance	$51,806	$52,061	$52,926	$51,324	$52,579	$51,039	$52,061	$51,039
Structured finance	13,935	13,514	13,084	12,656	13,225	13,809	13,514	13,809
Total	$65,741	$65,575	$66,010	$63,980	$65,804	$64,848	$65,575	$64,848

Present value of installment premiums in force (a)	$140.3	$147.2	$138.0	$138.9	$146.9	$152.3	$147.2	$152.3
Unearned premium reserve net of ceded reinsurance	436.4	441.0	444.2	443.8	454.8	435.6	441.0	435.6

(1)  Due to the timing of receipts of reports prepared by our ceding companies, present value of financial guaranty gross installment premiums written (PVP), par written and par outstanding in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and present value of installment premiums in force adjusted book value (c)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	YTD 2004	YTD 2005
Present value of gross written premiums (PVP) (a)	$19.2	$—	$1.1	$6.9	$13.1	$—	$19.2	$13.1
less: Present value of installment premiums (a)	(8.9)	—	(1.1)	(6.9)	—	—	(8.9)	—
Upfront gross written premiums (GWP)	10.3	—	—	—	13.1	—	10.3	13.1
plus: Installment GWP	3.7	0.9	5.3	4.2	6.3	1.9	4.6	8.2
Mortgage guaranty GWP	$14.0	$0.9	$5.3	$4.2	$19.4	$1.9	$14.9	$21.3

Income statement:
Gross written premiums	$14.0	$0.9	$5.3	$4.2	$19.4	$1.9	$14.9	$21.3
Net written premiums	14.0	0.9	5.3	4.2	19.4	1.9	14.9	21.3

Net earned premiums	8.4	15.0	5.1	5.2	4.6	5.1	23.4	9.7

Loss and loss adjustment expenses	(1.2)	(3.3)	(5.4)	(2.0)	0.2	—	(4.5)	0.2
Profit commission expense	5.0	4.3	1.3	3.5	1.0	1.0	9.3	2.0
Acquisition costs	0.9	1.7	0.5	0.6	0.5	0.6	2.6	1.1
Operating expenses (1)	0.6	1.1	1.0	1.0	0.7	0.4	1.8	1.1
Total expenses	$5.3	$3.8	$(2.6)	$3.2	$2.4	$2.0	$9.2	$4.4

Underwriting gain	$3.1	$11.2	$7.7	$2.0	$2.2	$3.1	$14.3	$5.3

Loss and loss adjustment expense ratio	-14.3%	-22.0%	-105.9%	-37.8%	4.3%	—	-19.2%	2.1%
Expense ratio	77.6%	47.5%	55.5%	98.5%	47.4%	39.6%	58.3%	43.3%
Combined ratio	63.3%	25.5%	-50.4%	60.7%	51.7%	39.6%	39.1%	45.4%

Risk in force	$2,201	$2,394	$2,437	$2,325	$2,582	$2,547	$2,394	$2,547
Risk written	237	—	136	271	419	—	237	419
Unearned premium reserve net of ceded reinsurance	57.6	43.5	43.7	42.7	57.5	54.2	43.5	54.2

(1).  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

	1Q-04	2Q-04	3Q-04	4Q-04	1Q-05	2Q-05	YTD 2004	YTD 2005
Income statement:
Gross written premiums	$(93.6)	$10.0	$5.2	$3.8	$0.9	$9.5	$(83.6)	$10.4
Net written premiums	(98.5)	(84.0)	—	—	—	—	(182.5)	—

Net earned premiums	17.2	(66.0)	—	—	—	—	(48.9)	—

Loss and loss adjustment expenses	7.5	(57.4)	—	(0.4)	(1.1)	—	(49.9)	(1.1)
Profit commission expense	0.4	0.2	—	—	—	—	0.6	—
Acquisition costs	3.6	—	—	—	—	—	3.7	—
Operating expenses (1)	3.5	—	—	—	—	—	3.5	—
Total expenses	$15.1	$(57.2)	$—	$(0.4)	$(1.1)	$—	$(42.0)	$(1.1)

Underwriting gain (loss)	$2.1	$(8.8)	$—	$0.4	$1.1	$—	$(7.1)	$1.1

Loss and loss adjustment expense ratio	43.6%	87.0%	—	—	—	—	102.0%	—
Expense ratio	44.0%	-0.3%	—	—	—	—	-16.1%	—
Combined ratio	87.6%	86.7%	—	—	—	—	85.9%	—

Net earned premiums:
Equity layer credit protection	$5.4	$—	$—	$—	$—	$—	$5.4	$—
Trade credit reinsurance	9.3	(34.6)	—	—	—	—	(25.3)	—
Title reinsurance	2.5	0.8	—	—	—	—	3.3	—
Auto residual value reinsurance	—	(32.2)	—	—	—	—	(32.2)	—
Total net earned premiums	$17.2	$(66.0)	$—	$—	$—	$—	$(48.9)	$—

Underwriting gain (loss): (1)
Equity layer credit protection	$2.5	$0.5	$—	$0.4	$1.1	$—	$3.0	$1.1
Trade credit reinsurance	1.4	(4.2)	—	—	—	—	(2.8)	—
Title reinsurance	0.7	0.3	—	—	—	—	1.0	—
Auto residual value reinsurance	(2.5)	(5.4)	—	—	—	—	(7.9)	—
Total underwriting gain (loss)	$2.1	$(8.8)	$—	$0.4	$1.1	$—	$(7.1)	$1.1

(1).  2Q-04 excludes the allocation of $11.3 million of consolidated operating expenses related to the accelerated vesting of stock awards at the IPO date.

Assured Guaranty Ltd.

Loss and LAE Reserves by Segment, Type of Reserve and by Segment and Type of Reserve

(dollars in millions)

	As of June 30, 2005	As of December 31, 2004
Loss and LAE reserves by segment:
Financial guaranty direct	$22.6	$19.9
Financial guaranty reinsurance	74.0	78.8
Mortgage guaranty	11.2	11.2
Other	98.6	116.6
Total	$206.4	$226.5

	As of June 30, 2005	As of December 31, 2004
Loss and LAE reserves by type:
Case	$51.7	$53.5
IBNR	91.2	105.8
Portfolio	63.5	67.2
Total	$206.4	$226.5

	As of June 30, 2005
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Reserves by segment and type:
Case	$7.9	$27.6	$0.6	$36.1	$15.6	$51.7
IBNR	—	—	8.2	8.2	83.0	91.2
Portfolio	14.7	46.4	2.4	63.5	—	63.5
Total	$22.6	$74.0	$11.2	$107.8	$98.6	$206.4

	As of December 31, 2004
	Financial Guaranty Direct	Financial Guaranty Reinsurance	Mortgage Guaranty	Total Financial Guaranty	Other	Total
Reserves by segment and type:
Case	$4.3	$29.1	$0.8	$34.2	$19.3	$53.5
IBNR	—	—	8.5	8.5	97.3	105.8
Portfolio	15.6	49.7	1.9	67.2	—	67.2
Total	$19.9	$78.8	$11.2	$109.9	$116.6	$226.5

Assured Guaranty Ltd.

Investment Portfolio

as of June 30, 2005

(dollars in millions)

	Amortized Cost	Pre-Tax Book Yield	Fair Value	Annualized Investment Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$158.5	3.9%	$162.4	$6.2
Agency obligations	192.8	5.2%	201.4	10.0
Foreign government securities	17.6	4.9%	18.0	0.9
Obligations of states and political subdivisions	298.2	4.8%	318.5	14.2
Insured obligations of state and political subdivisions	519.4	4.9%	560.2	25.2
Corporate securities	139.0	5.6%	147.5	7.8
Mortgage-backed securities:
Pass-thrus	477.4	5.0%	485.2	23.7
PACs	76.7	4.6%	77.0	3.6
Asset-backed securities	106.2	3.9%	106.6	4.1
Total fixed maturity securities available for sale	1,985.8	4.8%	2,076.8	95.7
Short-term investments	121.1	2.9%	121.1	3.5
Total investments	$2,106.9	4.7%	$2,197.9	$99.1

	Fair Value	%
Ratings distribution(1):
Treasury and U.S. government obligations	$162.4	7.8%
Agency obligations	201.4	9.7%
AAA/Aaa	1,376.1	66.3%
AA/Aa	234.3	11.3%
A/A	102.6	4.9%
BBB/Baa	—	—
Total	$2,076.8	100.0%

Duration of investment portfolio (in years):		4.2

(1). Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 3)

(dollars in millions)

	Gross Par Written		As of June 30, 2005:
Sector	2Q 2005	2Q 2004	Net Par Outstanding	%	Avg. Rating (7)
U.S. public finance
General obligation	$176	$517	$11,898	12.5%	A+
Municipal utilities	43	82	10,813	11.4%	A+
Tax backed	319	128	10,604	11.2%	A+
Transportation	217	85	5,937	6.3%	A
Healthcare	(564)	335	5,742	6.1%	A
Investor-owned utilities	24	29	1,284	1.4%	A-
Housing	(11)	21	1,160	1.2%	AA-
Higher education	114	10	1,080	1.1%	A
Structured municipal (1)	—	—	1,050	1.1%	AAA
Other public finance (2)	19	131	731	0.8%	A+
Total public finance	$338	$1,337	$50,299	53.0%	A+

U.S. structured finance
CDOs (3)	$1,514	$1,056	$15,811	16.7%	AA+
Mortgage-backed and home equity	268	1,092	10,030	10.6%	AA
Commercial receivables (4)	600	192	4,401	4.6%	AA-
Consumer receivables (5)	30	23	2,426	2.6%	A-
Other structured finance (6)	56	129	1,509	1.6%	AA
Single name corporate CDS	—	—	21	0.0%	A+
Total structured finance	$2,467	$2,492	$34,198	36.0%	AA

International
Structured finance	$563	$581	$6,167	6.5%	AA-
Project finance/PFI/PPP	146	253	3,176	3.3%	BBB+
Public finance	—	245	1,026	1.1%	A-
Total international	$709	$1,080	$10,370	10.9%	A+

Total exposures	$3,515	$4,910	$94,867	100.0%	AA-

Mortgage guaranty risk in force	$—	$—	$2,547	NA	NA

(1).  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2).  Other public finance: primarily includes student loans and government-sponsored project finance.

(3).  Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4).  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5).  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6).  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(7).  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 3)

(dollars in millions)

Distribution by ratings of financial guaranty portfolio

	June 30, 2005		December 31, 2004
Ratings (1)	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$28,291	29.8%	$29,696	31.1%
AA/Aa	20,486	21.6%	19,856	20.8%
A/A	31,051	32.7%	31,393	32.8%
BBB/Baa	13,709	14.5%	13,137	13.7%
Below investment grade	1,330	1.4%	1,509	1.6%
Total exposures	$94,867	100%	$95,592	100%

Distribution by ratings of CDO exposure

	June 30, 2005		December 31, 2004
	Net Par		Net Par
Ratings (1)	Outstanding	%	Outstanding	%
AAA/Aaa	$12,646	70.4%	$12,975	75.2%
AA/Aa	3,972	22.1%	2,784	16.1%
A/A	1,035	5.8%	1,155	6.7%
BBB/Baa	198	1.1%	216	1.3%
Below investment grade	117	0.7%	116	0.7%
Total exposures	$17,968	100%	$17,246	100%

Distribution of CDOs by year of issue as of June 30, 2005

	Net Par Outstanding	%
1999 and prior	50	0.3%
2000	1,098	6.1%
2001	4,251	23.7%
2002	3,562	19.8%
2003	3,583	19.9%
2004	1,578	8.8%
2005 year to date	3,847	21.4%
	$17,968	100.0%

(1) Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 3)

(dollars in millions)

Geographic distribution of financial guaranty portfolio, as of June 30, 2005

U.S.:	Net Par Outstanding	%
California	$7,332	7.7%
New York	5,730	6.0%
Texas	3,462	3.6%
Florida	2,694	2.8%
Illinois	2,693	2.8%
Massachusetts	2,318	2.4%
New Jersey	2,206	2.3%
Pennsylvania	2,152	2.3%
Puerto Rico	1,773	1.9%
Washington	1,710	1.8%
Other states	18,229	19.2%
Mortgage and structured (multiple states)	34,198	36.0%
Total U.S.	$84,497	89.1%

International:
United Kingdom	$5,529	5.8%
Germany	863	0.9%
Australia	780	0.8%
Italy	386	0.4%
Brazil	347	0.4%
Other	2,465	2.6%
Total International	$10,370	10.9%

Total exposures	$94,867	100%

Assured Guaranty Ltd.

Non-Investment Grade Exposures

as of June 30, 2005

(dollars in millions)

Asset Type	Weighted Average Remaining Life	Net Par Outstanding	Average Rating (6)

Public finance
Transportation	18.4	$408.0	BB-
Healthcare	12.7	51.2	BB-
General obligation	8.6	1.0	BB+
Other public finance (1)	17.3	3.5	D
Investor-owned utilities	16.2	15.2	BB-
Municipal utilities	11.2	13.5	C
Tax backed	10.0	7.4	BB-
Housing	8.6	3.1	B
Higher education	12.0	1.0	BB+
Total public finance	17.3	$503.8	BB-

Structured finance
Consumer receivables (2)	4.3	$273.1	BB
Mortgage-backed and home equity	6.9	151.4	CCC+
Commercial receivables (3)	8.4	278.9	BB-
CDOs (4)	2.3	117.0	B+
Other structured finance (5)	4.9	6.2	CCC-
Total structured finance	5.9	$826.6	B+

Total non-investment grade exposures	10.2	$1,330.4	B+

(1).  Other public finance: primarily includes student loans and government-sponsored project finance.

(2).  Consumer receivables: principally includes auto loan receivables and credit card receivables.

(3).  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(4).  Collateralized debt obligations (CDOs) are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(5).  Other structured finance: predominantly trade receivable securitization, secured structured lending, and future flow transactions.

(6).  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Closely Monitored Credits (“CMC”)

(dollars in millions)

Net par outstanding by credit monitoring category (1)

	June 30, 2005
Description	Net Par Outstanding	%	Number of credits in category
Fundamentally sound, normal risk	$93,507	98.6%

Closely monitored:
Category 1	922	1.0%	25
Category 2	295	0.3%	10
Category 3	131	0.1%	17
Category 4	12	—	9
CMC Total	1,360	1.4%	61
Total	$94,867	100%

	December 31, 2004
Description	Net Par Outstanding	%	Number of credits in category
Fundamentally sound, normal risk	$93,855	98.2%

Closely monitored:
Category 1	1,490	1.6%	35
Category 2	165	0.2%	9
Category 3	70	0.1%	16
Category 4	12	—	8
CMC Total	1,737	1.8%	68
Total	$95,592	100%

Top Ten Non-Investment Grade Exposures as of June 30, 2005

Name or description	Average Rating	Weighted Average Remaining Life	Net Par Outstanding
Public Finance Domestic Project Finance Transaction	BB	21.9	$176
Public Finance International Project Finance Transaction	B	17.8	170
Structured Finance Domestic Credit Card Transaction	BB	3.0	163
Structured Finance Domestic EETC Transaction	B+	8.8	147
Structured Finance Domestic Credit Card Transaction	BB+	3.4	79
Structured Finance Domestic Manufactured Housing Transaction	CCC+	6.6	78
Structured Finance Domestic EETC Transaction	BB	9.8	67
Structured Finance Domestic Securitized Franchise Receivables	B	4.8	41
International Airport Facility	BB	7.8	34
Structured Finance Domestic Residential Mortgage Transaction	B-	4.2	29
Total	BB-	11.7	$983

(1)  Our risk management department is responsible for monitoring our portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). Credits that are not included in the closely monitored credit list are categorized as fundamentally sound, normal risk.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 1 of 2)

as of June 30, 2005

(dollars in millions)

10 Largest U.S. Public Finance Exposures

Revenue Source	Net Par Outstanding	Rating(1)
California State General Obligation & Leases	$802	A-
Massachusetts State General Obligation & Bay	712	AA-
Long Island Power Authority	711	A-
New Jersey State General Obligation & Leases	687	AA-
New York City General Obligation & Leases	686	A
Jefferson County Alabama Sewer	660	A
New York City Municipal Water Finance Authority	634	AA+
Denver Colorado Airport System	626	A
Houston Texas Water & Sewer System	563	A+
New York State Metro Trans Auth - Transportation Revenue	535	A
Total top 10 public finance exposures	$6,617

10 Largest U.S. Structured Finance Exposures

Revenue Source	Net Par Outstanding	Rating(1)
Park Place (Ameriquest) PPSI 2004-MHQ1 Class A-1	$1,311	AAA
Ameriquest Mortgage Securities Inc. 2004-R10 A-1	850	AAA
Argent Securities Inc. 2004-W11 Class A-1	811	AAA
Structured Finance Corporate Pool	781	AA
Synthetic CDO - IG Corporate	740	AAA
Synthetic CDO - IG ABS	594	AAA
Synthetic CDO - IG ABS	579	AAA
Synthetic CDO - IG Corporate	567	A+
Bear Stearns ABS I Trust 2004-FR3 2-A	565	AAA
Synthetic Credit Card Master Trust	550	AAA
Total top 10 structured finance exposures	$7,349

(1)  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 2)

as of June 30, 2005

(dollars in millions)

10 Largest Healthcare Exposures

Revenue Source	Net Par Outstanding	Rating(1)
Public Finance Domestic Hospital System	$205	A-
Public Finance Domestic Hospital System	194	AAA(2)
Public Finance Domestic Hospital System	186	A+
Public Finance Domestic Hospital System	158	AA
Public Finance Domestic Hospital - Stand Alone	148	AAA(2)
Public Finance Domestic Hospital System	131	AA-
Public Finance Domestic Hospital System	113	A+
Public Finance Domestic Hospital System	111	BBB
Public Finance Domestic Hospital System	108	BBB+
Public Finance Domestic Hospital - Stand Alone	102	AA
Total top 10 healthcare exposures	$1,455

10 Largest International Exposures

Revenue Source	Net Par Outstanding	Rating(1)
Synthetic CDO - IG ABS	$579	AAA
Synthetic CDO - IG Corporate	500	AAA
Structured Finance - Whole Business Securitization	276	BBB+
Structured Finance - Equipment Leasing Receivables	231	A
Synthetic CDO - IG Corporate	200	AAA
Structured Finance - Whole Business Securitization	189	BBB+
Public Finance International Project Finance Transaction	170	B
Private UK RMBS	166	A+
Synthetic CDO - IG ABS	153	AAA
International PFI Transportation Authority	142	BBB
Total top 10 international exposures	$2,606

(1) Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Consolidated Capital and Claims Paying Resources

(dollars in millions)

	As of June 30, 2005			As of December 31, 2004
	AGC	AG Re (1)	Consolidated	AGC	AG Re (1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve (2)	$227	$347	$574	$406	$186	$592
Contingency reserve	543	—	543	518	—	518
Policyholders’ surplus	277	655	932	237	596	833
Loss & loss adjustment expense reserves	12	118	130	32	103	135
Total policyholders’ surplus & reserves	$1,059	$1,120	$2,179	$1,193	$885	$2,078

Claims paying resources
Policyholders’ surplus	$277	$655	$932	$237	$596	$833
Contingency reserve	543	—	543	518	—	518
Qualified statutory capital	820	655	1,475	755	596	1,351
Unearned premium reserve (2)	227	347	574	406	186	592
Loss & loss adjustment expense reserves	12	118	130	32	103	135
Total policyholders’ surplus & reserves	1,059	1,120	2,179	1,193	885	2,078
Present value of installment premium	233	161	394	268	132	400
Standby line of credit/stop loss	455	—	455	255	—	255
Total claims paying resources	$1,747	$1,281	$3,028	$1,716	$1,017	$2,734
Net par insured outstanding	$52,051	$42,816	$94,867	$74,001	$21,590	$95,592
Net debt service outstanding	$71,101	$66,004	$137,104	$105,831	$30,288	$136,120

Ratios:
Net par insured to statutory capital	63.5	65.4	64.3	98.0	36.2	70.8
Capital ratio(3)	86.7	100.8	92.9	140.2	50.8	100.7
Financial resources ratio(4)	40.7	51.5	45.3	61.7	29.8	49.8

(1)  AG Re numbers are our estimate of US statutory as the company files Bermuda statutory financial statements.

(2)  Unearned premium reserve for AG Re is U.S. GAAP based and net of prepaid reinsurance premiums.

(3)  Capital ratio is net par and interest insured divided by qualified statutory capital.

(4)  Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Assured Guaranty Ltd.

Summary Financial and Statistical Data

(dollars in millions, except per share amounts)

	YTD 2005	2004	2003	2002	2001	2000
GAAP Summary Income Statement Data

Gross premiums written	$118.6	$190.9	$349.2	$417.2	$442.9	$206.0
Net earned premiums	96.4	187.9	310.9	247.4	293.5	140.7
Net investment income	46.8	94.8	96.3	97.2	99.5	98.1
Total expenses	(4.1)	114.6	266.1	218.8	282.8	131.8
Income before provision for income taxes	141.4	233.3	246.2	83.2	110.1	118.1
Net income	111.1	182.8	214.5	72.6	63.8	93.2
Operating income	116.6	141.1	127.3	115.7	96.1	87.6

Net income per diluted share	$1.49	$2.44	$2.86	$0.97	$0.85	$1.24
Operating income per diluted share	$1.56	$1.88	$1.70	$1.54	$1.28	$1.17

Financial Ratios
Loss and LAE ratio	-71.1%	-17.0%	46.5%	48.6%	60.5%	21.6%
Expense ratio	57.2%	65.4%	37.2%	35.5%	30.6%	61.2%
Combined ratio	-13.9%	48.4%	83.7%	84.1%	91.1%	82.8%
GAAP Summary Balance Sheet Data (end of period)

Total investments and cash	$2,202.6	$2,157.9	$2,222.1	$2,061.9	$1,710.8	$1,549.6
Total assets	2,771.6	2,694.0	2,857.9	2,719.9	2,322.1	1,913.7
Unearned premium reserves	530.2	521.3	625.4	613.3	500.3	444.6
Loss and LAE reserves	206.4	226.5	522.6	458.8	401.1	171.0
Long-term debt	197.3	197.4	75.0	75.0	150.0	150.0
Shareholders’ equity	1,619.5	1,527.6	1,437.6	1,257.2	1,061.6	994.5
Book value per share	$21.63	$20.19	$19.17	$16.76	$14.15	$13.26
Other Financial Information
Net debt service outstanding (end of period)	$137,104	$136,120	$130,047	$124,082	$117,909	$102,744
Net par outstanding (end of period)	94,867	95,592	87,524	80,394	75,249	65,756

Consolidated qualified statutory capital	1,475	1,351	1,216	1,133	1,095	1,004
Consolidated policyholders’ surplus & reserves	2,179	2,078	1,145	2,041	1,744	1,482

Ratios:
Par insured to statutory capital	64.3	70.8	72.0	71.0	68.7	65.5
Capital ratio(1)	92.9	100.7	106.9	109.5	107.7	102.3
Financial resources ratio(2)	45.3	49.8	43.4	39.8	50.1	56.3

Debt service written:
Public finance	$1,029	$14,493	$12,130	$14,312	$8,694	$7,385
Structured finance	3,525	16,477	11,038	13,210	12,627	9,054
Total debt service written	$4,554	$30,970	$23,168	$27,522	$21,321	$16,439

U.S.	$3,129	$27,073	$19,346	$25,453	$19,196	$15,451
International	1,426	3,897	3,822	2,069	2,125	988
Total debt service written	$4,554	$30,970	$23,168	$27,522	$21,321	$16,439

(1).  Capital ratio is net par and interest insured divided by qualified statutory capital.

(2).  Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Endnotes related to non-GAAP financial measures discussed in the operating supplement:

(a) PVP, which is a non-GAAP financial measure, represents gross premiums and fees related to financial guaranty and mortgage guaranty contracts written in the current period, including upfront and installment premiums received on contracts written in the current period and the present value of estimated future installment premiums, discounted at 6% per year.   We use 6% as the present value discount because it is the approximate taxable equivalent yield on our investment portfolio for the periods presented.  Present value of installment premiums in-force, which is a non-GAAP financial measure, represents our future premiums on our in-force book of installment premium business in our financial guaranty direct and financial guaranty reinsurance segments. It is calculated net of reinsurance ceded and using a discount rate of 6%. We believe PVP and Present value of installment premiums in-force are useful measures for management, equity analysts and investors because they permit the evaluation of the value of new business production for Assured Guaranty by taking into account the value of installment premiums on new contracts underwritten in a reporting period, which the GAAP gross premiums written does not adequately measure.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments.  Operating ROE represents operating income as a percentage of average shareholder’s equity, excluding accumulated other comprehensive income (AOCI).  We believe the presentation of operating income and operating ROE enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.  We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the market interest rates, credit spreads and other factors that management cannot control or predict.  This measure should not be viewed as a substitute for net income determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is derived by beginning with shareholder’s equity (book value) and adding or subtracting the after-tax value of: the financial guaranty and mortgage guaranty net unearned premium reserve; deferred acquisition costs and the present value of estimated net future installment premiums (discounted at 6%).  The adjustments described above will not be realized until future periods and may differ materially from the amounts used in determining adjusted book value.  Management, investors and analysts use the calculation of adjusted book value to evaluate the net present value of the Company’s in-force premium and capital base.

Contacts:

Equity investors and media
Sabra Purtill
Managing Director, Investor Relations
(212) 408-6044
spurtill@assuredguaranty.com

Chris McNamee
Assistant Vice President, Investor Relations
(212) 261-5509
cmcnamee@assuredguaranty.com

Fixed income investors
Assured Guaranty Ltd.	Patrick Early
30 Woodbourne Avenue	Director, Fixed Income Investor Relations
Hamilton HM 08 Bermuda	(212) 408 6043
www.assuredguaranty.com	pearly@assuredguaranty.com